UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2017 (December 20, 2017)

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01              Completion of Acquisition or Disposition of Assets

                On December 11, 2017, Williams Scotsman International, Inc. (“WSII”), a majority-owned indirect subsidiary of WillScot Corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Acton Resources Holdings LLC (“Seller”), under which WSII agreed to acquire 100% of the issued and outstanding membership interests of Acton Mobile Holdings, LLC for a cash purchase price of approximately $235 million (the “Purchase Price”), subject to customary adjustments (the “Acquisition”). Acton Mobile Holdings, LLC is the owner of New Acton Mobile Industries LLC, which provides modular space rental services from a nationwide network of branches.

On December 20, 2017, WSII completed the Acquisition, which was funded by a combination of cash on hand and borrowings under WSII’s revolving senior secured credit facility.  In conjunction with the closing of the Acquisition, WSII purchased an insurance policy to cover breaches of representations and warranties of Seller. The policy covers breaches of certain fundamental representations and warranties for a period of six years and all other representations and warranties for three years and is subject to a retention equal to 1% of the Purchase Price and a limit of $25 million.  In the event of any liability resulting from breaches of any fundamental representation or warranty made by Seller under the Purchase Agreement, Seller will be responsible for the retention applicable to such claim and any amount exceeding the policy limit up to the Purchase Price.  For all other liabilities due to breaches of non-fundamental representations or warranties, WSII’s sole recourse is the insurance policy.

On December 21, 2017, the Company issued a press release announcing its completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The description of the Purchase Agreement above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on December 13, 2017.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description
2.1

Membership Interest Purchase Agreement dated December 11, 2017 by and between Acton Resources Holdings LLC and Williams Scotsman International, Inc. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed December 13, 2017)

99.1	Press release, dated December 21, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1

Membership Interest Purchase Agreement dated December 11, 2017 by and between Acton Resources Holdings LLC and Williams Scotsman International, Inc. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed December 13, 2017)

99.1	Press release, dated December 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

	By:	/s/ Bradley Bacon
Dated: December 26, 2017		Name: Bradley Bacon
Title: Vice President, General Counsel & Corporate Secretary